UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2011

RAYSTREAM INC.

(Exact name of registrant as specified in charter)

Nevada	333-167084	27-2310076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

219 Redfield Parkway #204, Reno, Nevada	89509
(Address of principal executive offices)	(Zip Code)

775-345-3521

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On October 25, 2011, Raystream Inc. (the “Company”) appointed four new Business Development Managers to serve business customers throughout North America.  The new Managers are Joel Breen, Chad Munce, Laszio Spitzer and John Townsend.

Joel Breen has more than 16 years of experience in digital/new media and emerging technologies, primarily in marketing strategy and business development.  From March 2011 to October 2011 Mr. Breen worked as an independent consultant.  From October 2009 to March 2011, Mr. Breen worked at Animetrics Inc. as a VP Digital/Mobile Marketing & Partner Development.  From April 2009 to October 2009, Mr. Breen consulted independently.  From October 2007 to April 2009, Mr. Breen worked at Sokolove Law as a Senior Vice President, Digital Media and from November 2004 to September 2007, Mr. Breen worked at Pinehurst Group as a Principal.

Chad Munce brings vast experience in technology, marketing, and business development to the Company.  From October 2010 to October 2011, Mr. Munce worked at Photo Marketing Association International as a Group Executive, New Market Development.  From March 2005 to October 2010, Mr. Munce worked at Photo Marketing Association International as a Group Executive, Digital Imaging Markets.

Laszlo Spitzer has a two-decade track record for delivering multi-million-dollar new business growth by developing marketing and sales channels.  From April 2007 to September 2011, Mr. Spitzer worked at Qintar Technologies, Inc. as an OEM Sales & Business Development Manager.  From January 2004 to April 2007, Mr. Spitzer worked at Panoram Technologies, Inc. as a Director of Government & Commercial Sales & Business Development.

John Townsend brings more than 12 years of technology sales experience to the Company.  From July 2010 to August 2011, Mr. Townsend worked at DSG Fleet Solutions as a Director of Sales.  From February 2008 to September 2010, Mr. Townsend worked at Homewatch CareGivers as an Owner.  From April 2005 to July 2009, Mr. Townsend worked at ProLink Solutions as a Regional Sales Executive Business Development, Marketing & Sales Specialist.

There are no family relationship between Messrs. Breen, Munce, Spitzer and Townsend and any of our officers or directors.  Messrs. Breen, Munce, Spitzer and Townsend have not held any other directorships in a company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYSTREAM INC.

Date: October 26, 2011	By:	/s/ Brian Petersen
Brian Petersen, Director